1 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166

2 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Q2 2024 Financial Highlights Q2 2024 (1) See reconciliation of GAAP to non-GAAP financial measures on page 5 (2) Defined as Adj. EBITDA, minus CAPEX, +/- change in contract assets; see reconciliation of GAAP to non-GAAP financial measures on page 5 Q2 2023 Revenue $26.7 million $38.2 million Adj. EBITDA1 $9.9 million $20.7 million Adj. Operating Cash Flows2 $7.0 million $26.5 million Total Certs 28,963 34,354

3 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Key Performance Indicators Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Certs Credit Union & Bank 22,038 27,047 43,116 53,409 OEM 6,925 7,307 14,036 13,353 Total Certs 28,963 34,354 57,152 66,762 Unit Economics Avg. Profit Share Revenue per Cert (1) $ 552 $ 553 $ 543 $ 552 Avg. Program Fee Revenue per Cert $ 512 $ 521 $ 510 $ 527 Originations Facilitated Loan Origination Volume ($ in 000s) $ 819,253 $ 1,014,727 $ 1,607,140 $ 1,966,665 Average Loan Size $ 28,286 $ 29,537 $ 28,120 $ 29,458 Channel Overview New Vehicle Certs as a % of Total 12.7% 11.8% 11.8% 13.2 % Used Vehicle Certs as a % of Total 87.3% 88.2% 88.2% 86.8 % Indirect Certs as a % of Total 79.0% 69.6% 79.7% 70.7 % Direct Certs as a % of Total 18.0% 19.8% 17.0% 20.0 % Refinance Certs as a % of Total 3.0% 10.6% 3.3% 9.3% (1) Represents average profit share revenue per certified loan originated in the period excluding the impact of profit share revenue recognized in the period associated with historical vintages. The profit share revenue impact related to change in estimates of historical vintages was a reduction of $6.7 million and $7.8 million for the three and six months ended June 30, 2024, respectively, and a decrease of $1.2 million and $0.5 million for the three and six months ended June 30, 2023, respectively.

4 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Financial Results ($ in '000s) Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Revenue Program fees $ 14,836 $ 17,893 $ 29,145 $ 35,194 Profit share 9,333 17,809 23,215 36,411 Claims administration and other service fees 2,558 2,452 5,112 4,910 Total revenue 26,727 38,154 57,472 76,515 Cost of services 5,713 6,117 11,463 11,548 Gross profit 21,014 32,037 46,009 64,967 Operating expenses General and administrative 11,745 10,971 23,724 21,166 Selling and marketing 4,149 4,218 8,363 8,627 Research and development 1,130 1,128 2,609 2,358 Total operating expenses 17,024 16,317 34,696 32,151 Operating income 3,990 15,720 11,313 32,816 Interest expense (2,736) (2,655) (5,506) (5,042) Interest income 3,086 2,452 6,057 4,516 Other expense, net — (6) — (6) Income before income taxes 4,340 15,511 11,864 32,284 Income tax expense 1,438 4,140 3,875 8,375 Net income $ 2,902 $ 11,371 $ 7,989 $ 23,909

5 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Reconciliation of GAAP to Non-GAAP Financial Measures Three Months Ended June 30, Six Months Ended June 30, 2024 2023 2024 2023 Net income $ 2,902 $ 11,371 $ 7,989 $ 23,909 Non-GAAP adjustments: Interest expense 2,736 2,655 5,506 5,042 Income tax expense 1,438 4,140 3,875 8,375 Depreciation and amortization of fixed assets 415 252 787 496 Share-based compensation expense 2,368 2,319 4,222 4,163 Total adjustments 6,957 9,366 14,390 18,076 Adjusted EBITDA $ 9,859 $ 20,737 $ 22,379 $ 41,985 Total revenue $ 26,727 $ 38,154 $ 57,472 $ 76,515 Adjusted EBITDA margin 37% 54% 39% 55 % Adjusted EBITDA ($ in 000's) Adjusted operating cash flows ($ in 000's) Adjusted EBITDA $ 9,859 $ 20,737 $ 22,379 $ 41,985 CAPEX (1,086) (508) (1,728) (843) Decrease (increase) in contract assets, net (1,803) 6,287 (4,417) 15,775 Adjusted operating cash flows $ 6,970 $ 26,516 $ 16,234 $ 56,917

6 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Cumulative Profit Share Revenue Change in Estimate Q2 2024 negative change in estimate of $6.7 million is associated with cumulative previously reported profit share revenue of approximately $394 million(1). Cumulative change in estimate at Q2 2024 is negative $2.2 million(2). ($ in millions) $4.9 $30.9 $0.7 $(1.6) $(5.7) $(1.2) $(8.1) $(14.3) $(1.1) $(6.7) Change in Estimate Cumulative Change in Estimate 2019 2020 2021 2022 Q1-23 Q2-23 Q3-23 Q4-23 Q1-24 Q2-24 -$50 -$25 $0 $25 $50 (1) Cumulative revenue from Accounting Standards Codification ("ASC") 606 implementation in 2019 through Q1 2024. (2) Cumulative change in estimate from ASC 606 implementation in 2019 through Q2 2024. $(2.2)

7 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Changes in Contract Asset and Profit Share Revenue Estimates Changes in Contract Asset and Profit Share Revenue Estimate attributable to Realized Portfolio Performance versus Prospective Changes in Assumptions

8 23, 159, 221 149, 201, 61 20, 83, 150 3, 102, 170 146, 192, 219 166, 166, 166 Total Current Share Count Shares In thousands Total Shares Outstanding August 8, 2024 119,252 Treasury Shares 8,946 Total Shares Issued 128,198